UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017
PRA Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD

On May 15, 2017, PRA Group, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

None of the information furnished in this Item 7.01 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01    Other Information

As previously disclosed by the Company, the Company received Notices of Deficiencies from the Internal Revenue Service (the “IRS”) for tax years ended December 31, 2005 through December 31, 2012 related to the Company’s method of accounting for determining gross income from the collection of finance receivables (“revenues”) for tax purposes. On May 10, 2017, the Company agreed with the IRS to settle the matters set forth in the Notices of Deficiencies. As part of the Company’s settlement with the IRS, the Company and the IRS entered into a Stipulation of Settled Issues on May 10, 2017 (the “Stipulation”). Under the terms of the Stipulation, which remains subject to U.S. Tax Court approval, the Company (a) will change its method of accounting for revenue for tax purposes to a pro-rata method from its current cost recovery method effective January 1, 2017, (b) will not pay any interest or penalties related to the tax periods covered by the Notices of Deficiencies or subsequent periods related to its accounting method and (c) will include any additional revenues resulting from timing differences under the new accounting method ratably in revenues for tax purposes over the four year period beginning January 1, 2017 with no associated interest.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

99.1	Press Release dated May 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: May 15, 2017	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press release dated May 15, 2017